UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported):  September 21, 2009

KIT DIGITAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25659	11-3447894
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

168 Fifth Avenue, Suite 301
New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  +1 (212) 661-4111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR240.13e-4(c))

CURRENT REPORT ON FORM 8-K

KIT digital, Inc.

September 21, 2009

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)           On September 21, 2009, MSPC, Certified Public Accountants and Advisors, A Professional Corporation (“MSPC”), was dismissed as the independent registered public accounting firm engaged to audit the financial statements of KIT digital, Inc. and subsidiaries (the “Company”).  The Audit Committee of the Board of Directors of the Company approved the change.  MSPC performed the audit of the Company’s financial statements for the fiscal years ended December 31, 2007 and December 31, 2008.  During these periods and the subsequent interim period prior to its dismissal, there were no disagreements with MSPC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to MSPC’s satisfaction, would have caused MSPC to make reference to the subject matter of the disagreements in connection with MSPC’s reports, nor were there any “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), except that the audit reports for the fiscal years ended December 31, 2007 and 2008, contained an explanatory paragraph that stated:  “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the consolidated financial statements, the Company has suffered recurring losses and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also discussed in Note 3.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

The audit reports of MSPC for the Company’s fiscal years ended December 31, 2007 and December 31, 2008, did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles.

The Company has provided MSPC with a copy of this Current Report on Form 8-K and requested MSPC to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made above by the Company.  A copy of such letter, dated September 21, 2009, is filed as Exhibit 16.1 to this Form 8-K.

(b)           On October 2, 2009, the Company engaged Grant Thornton LLP as its independent registered public accounting firm to audit the Company’s financial statements.  During the two most recent fiscal years and through October 2, 2009, the Company had not consulted with Grant Thornton LLP with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).  The engagement of Grant Thornton LLP was recommended and approved by the Audit Committee of the Company’s Board of Directors.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
16.1	Letter of MSPC to the U.S. Securities and Exchange Commission, dated September 21, 2009, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

Date: October 2, 2009	By:	/s/ Kaleil Isaza Tuzman
Kaleil Isaza Tuzman
Chairman and Chief Executive Officer